                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04893

                                   ----------

                              THE TAIWAN FUND, INC.
               (Exact name of registrant as specified in charter)

                    C/O STATE STREET BANK AND TRUST COMPANY,
                 2 AVENUE DE LAFAYETTE, 6TH FLOOR, PO BOX 5049,
                                  BOSTON, 02111
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                       Copy to:

  State Street Bank and Trust Company               Leonard B. Mackey, Jr., Esq.
      Attention: Mary Moran Zeven                      Clifford Chance US LLP
          Assistant Secretary                           31 West 52nd Street
   2 Avenue de Lafayette, 2nd Floor                New York, New York 10019-6131
      Boston, Massachusetts 02111

Registrant's telephone number, including area code: 1-800-636-9242

Date of fiscal year end: August 31

Date of reporting period: February 28, 2007

ITEM 1.  REPORT TO STOCKHOLDERS.

THE TAIWAN
FUND, INC (R)

Semi-Annual Report
February 28, 2007
(Unaudited)

THE TAIWAN
FUND, INC.

WHAT'S INSIDE

                                                                            Page
                                                                            ----
Chairman's Statement                                                          2
Report of the Investment Manager                                              4
Portfolio Snapshot                                                            7
Industry Allocation                                                           8
Investments                                                                   9
Financial Statements                                                         11
Notes to Financial Statements                                                14
Other Information                                                            18
Summary of Dividend Reinvestment and Cash Purchase Plan                      23

    CHAIRMAN STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders,

I am pleased to present The Taiwan Fund, Inc.'s semi-annual report for the six months ended February 28, 2007. During this period, the Fund's net asset value
(NAV) increased by 12.7%* in U.S. dollar terms, underperforming the 19.3% increase in its benchmark index, the Taiwan Stock Exchange Index (the "TAIEX"). Despite having underperformed the TAIEX, the Fund strived to be one of the best performing funds compared to its peer group during the past six months, based on the change in its NAV.

We believe our commitment and experience, accumulated over two decades through our dedication to create value for our shareholders, remain our most valuable assets. This year, we wish to assure you that we are continuing to build on these assets even as we face uncertainty over investment climates.

On behalf of the Board, I would like to thank you for your interest and continued support. We look forward to sharing with you the results of the Fund over the longer term.

Sincerely,

/s/ Harvey Chang
Harvey Chang
Chairman

---------------

* "Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested."

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Fund's net asset value (NAV) increased by 12.7%* in U.S. dollar terms from September 1, 2006 to February 28, 2007. During the same period, the Taiwan Stock Exchange Index (TAIEX) increased by 19.3% in U.S. dollar terms. The Fund underperformed the TAIEX by 5.6% during the past six months.

The underperformance of the Fund was primarily due to sector allocation. On a sector basis, the Fund's overweight positions in the technology sector, especially in the handset and printed circuit board (PCB) substrate sector, affected performance, although we believe that a favorable technology cycle for 2007-2008 remains a possibility. However, stock selection in the technology sector contributed positively to the Fund's performance during the same period.

MARKET REVIEW

Sentiment towards the long-depressed TAIEX turned bullish in August 2006, and the index continuously inched up for five consecutive months from August to December -- a sign that a bull market may be coming. The major drivers for the rally included: (1) concerns over a hard landing of the US economy were eased as oil prices softened; (2) Mergers and acquisitions ("M&A") or leveraged buy out ("LBO") activities triggered a re-rating of stocks; (3) NT dollar appreciation boosted interest in domestic asset plays, while Renminbi (RMB) appreciation brought interest to China plays; and (4) strong net buying from foreign investors.

Following a strong run in the fourth quarter of 2006, the TAIEX faced profit-taking pressure in January. The index challenged the 8,000-point mark twice, but failed both times on the back of the volatile performance of international stock markets, as China is tightening economic policy and US economic numbers are mixed.

INVESTMENT OUTLOOK AND STRATEGY

The market's significant rise in the fourth quarter of 2006, coupled with the fact that the technology sector is entering its low season and the conditions in the first quarter of 2007 seem to be falling short of investors' originally high expectations, could cause the index to become

---------------

* "Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested."

--------------------------------------------------------------------------------

volatile in the first quarter of 2007. We, however, do not expect any correction to be significant. The US economy has performed much stronger than market expectations, and a hard landing looks unlikely in the short term. In addition, despite experiencing a weak first quarter, the technology sector should see better-than-normal seasonality in the second quarter of 2007 and a strong pick up in the second half of 2007 with the introduction of Microsoft's Vista operating system. As such, we expect the market to pick up from the second quarter onwards. The bullish conditions for the TAIEX remain intact, including a technology up-cycle in 2007-2008, better cross-strait relations, attractive valuations, superior earnings growth and dividend yields, and a return of local money from overseas.

In addition, a few factors that bode well for the stock markets are converging in 2007. Firstly, we see Federal fund rates as having already peaked at the end June 2006. Also, history tells us that US stocks perform well in the 6 to 12 months after the interest cycle peaks. If the Fed cuts interest rates by mid-2007, it will be even more bullish for stocks. Secondly, both the US presidential election and the Beijing Olympic Games will be held in 2008. Historically, such events should boost the stock markets of the US and China one to two years in advance. Taiwan, which has a high correlation with these two markets, would appear to be a clear beneficiary. Furthermore, the relative weakness of the NT dollar vis-a-vis its regional peers since the 1997 Asian crisis makes Taiwan an excellent target for overseas money. We would focus on stocks with exposure to the three themes that we believe will be the key drivers of the TAIEX in 2007: (1) introduction of Microsoft's Vista operating system;
(2) China's growth and the 2008 Beijing Olympic Games; and (3) Taiwan domestic consumption. Technology remains our favorite in terms of sector picks. China plays may correct a bit in the near-term, due to the Chinese government's austerity measures, but we believe China's long-term outlook remains promising as we expect the Chinese stock market to continue to be strong on liquidity. We believe Taiwan domestic demand plays are also worth watching. Apart from the retail sector, we believe that the asset reflation story will continue (due to low interest rates, improving cross-strait relations, and the wealth effect from the strong stock market), and we will look into the recently depressed property stocks in the second quarter of 2007.

--------------------------------------------------------------------------------

To conclude, we expect investors to receive reasonable rewards from certain sectors' positive results. In the year ahead, we will continue to strive to achieve solid performance through a process of bottom-up stock selection. We are confident that the Taiwan stock market and healthy economic conditions will provide significant investment opportunities for investors in the foreseeable future.

Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

/s/ Chihhui Lee
Chih-Hui Lee
Portfolio Manager

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 28, 2007             %
--------------------------------------------------
Siliconware Precision Industries Co.       5.6
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        5.5
--------------------------------------------------
MediaTek, Inc.                             4.6
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.                                     4.6
--------------------------------------------------
D-Link Corp.                               4.5
--------------------------------------------------
Cathay Financial Holding Co. Ltd.          3.6
--------------------------------------------------
China Steel Corp.                          3.5
--------------------------------------------------
Synnex Technology International Corp.      3.4
--------------------------------------------------
Catcher Technology Co. Ltd.                3.4
--------------------------------------------------
High Tech Computer Corp.                   3.3
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 28, 2007           %
--------------------------------------------------
Semiconductor Manufacturing               16.9
--------------------------------------------------
PC & Peripherals                          14.5
--------------------------------------------------
Telecommunications                        12.3
--------------------------------------------------
Electronic Components                      8.8
--------------------------------------------------
Electronics                                7.1
--------------------------------------------------
IC Design                                  6.9
--------------------------------------------------
Financial Services                         6.1
--------------------------------------------------
Iron & Steel                               4.6
--------------------------------------------------
Construction                               4.0
--------------------------------------------------
TFT-LCD                                    3.1
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2006               %
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        7.4
--------------------------------------------------
High Tech Computer Corp.                   6.4
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     4.4
--------------------------------------------------
MediaTek, Inc.                             4.3
--------------------------------------------------
Siliconware Precision Industries Co.       4.1
--------------------------------------------------
Largan Precision Co. Ltd.                  3.8
--------------------------------------------------
Cathay Financial Holding Co. Ltd.          3.5
--------------------------------------------------
D-Link Corp.                               3.4
--------------------------------------------------
Au Optronics Corp.                         3.3
--------------------------------------------------
Cheng Uei Precision Industry Co. Ltd.      3.0
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2006             %
--------------------------------------------------
Telecommunications                        19.3
--------------------------------------------------
Electronic Components                     14.2
--------------------------------------------------
Semiconductor Manufacturing               13.0
--------------------------------------------------
PC & Peripherals                          12.5
--------------------------------------------------
Financial Services                         6.9
--------------------------------------------------
IC Design                                  6.8
--------------------------------------------------
TFT-LCD                                    6.2
--------------------------------------------------
Electronics                                6.1
--------------------------------------------------
Memory IC                                  4.0
--------------------------------------------------
Construction                               3.5
--------------------------------------------------

* Percentages based on total investments at February 28, 2007 and August 31,
  2006.

    INDUSTRY ALLOCATION
--------------------------------------------------------------------------------

SECTOR ALLOCATION (AS A PERCENTAGE OF TOTAL INVESTMENTS)

--------------------------------------------------------------------------------

                                  (PIE CHART)

Basic Industries                  17.7%
Finance                            8.3%
Technology                        72.0%
Other                              2.0%

Fund holdings are subject to change and percentages shown above are based on total investments as of February 28, 2007. The pie chart illustrates the allocation of the investment by sector. A complete list of holdings as of February 28, 2007 is contained in the Investments included in this report. The most currently available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling (800)-636-9242.

    THE TAIWAN FUND, INC.
    INVESTMENTS/FEBRUARY 28, 2007 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES) (UNAUDITED)
--------------------------------------------------------------------------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
COMMON STOCKS -- 98.0%
BASIC INDUSTRIES -- 17.7%
CHEMICALS -- 0.6%
Taiwan Hopax Chemicals Manufacturing
  Co., Ltd. .........................   2,225,000   $  2,052,807
                                                    ------------
CONSTRUCTION -- 4.0%
Cathay Real Estate Development Co.
  Ltd.*..............................   4,250,000      2,876,328
Goldsun Development & Construction
 Co. Ltd. ...........................  11,271,000      6,636,036
Ruentex Development Co., Ltd. .......   4,000,000      3,235,205
                                                    ------------
                                                      12,747,569
                                                    ------------
IRON & STEEL -- 4.6%
China Steel Corp. ...................  10,000,000     11,077,390
Feng Hsin Iron & Steel Co. ..........   1,200,000      1,638,847
Tung Ho Steel Enterprise Corp. ......   1,800,000      1,966,616
                                                    ------------
                                                      14,682,853
                                                    ------------
PAPER -- 2.0%
Chung Hwa Pulp Corp. ................   5,400,000      2,835,205
Long Chen Paper Co. Ltd. ............   7,200,000      3,583,612
                                                    ------------
                                                       6,418,817
                                                    ------------
PLASTICS -- 1.9%
Nan Ya Plastics Corp. ...............   2,266,000      3,858,046
Taiwan Hon Chuan Enterprise Co.
 Ltd. ...............................   2,668,835      2,336,749
                                                    ------------
                                                       6,194,795
                                                    ------------
TEXTILE -- 2.1%
Formosa Taffeta Co., Ltd. ...........   8,500,000      6,707,132
                                                    ------------
TRANSPORTATION -- 2.5%
Sincere Navigation Corp. ............     479,000        705,053
U-Ming Marine Transport Corp. .......   3,200,000      4,816,995
Yang Ming Marine Transport...........   3,645,000      2,488,998
                                                    ------------
                                                       8,011,046
                                                    ------------
TOTAL BASIC INDUSTRIES...............                 56,815,019
                                                    ------------
FINANCE -- 8.3%
BANKS -- 2.2%
Far Eastern International Bank.......  13,000,000      7,121,396
                                                    ------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
FINANCIAL SERVICES -- 6.1%
Cathay Financial Holding Co. Ltd. ...   5,248,593   $ 11,468,853
KGI Securities Co. Ltd. *............   8,000,000      2,755,690
Polaris Securities Co. Ltd. *........   5,000,000      2,367,223
Yuanta Core Pacific Securities
 Co. ................................   3,500,000      2,729,894
                                                    ------------
                                                      19,321,660
                                                    ------------
TOTAL FINANCE........................                 26,443,056
                                                    ------------
TECHNOLOGY -- 72.0%
ELECTRONIC COMPONENTS -- 8.8%
Cyntec Co. Ltd. .....................   4,404,025      6,221,771
Everlight Electronics Co., Ltd. .....   1,000,000      3,763,277
Kinsus Interconnect Technology
 Corp. ..............................   2,488,209      8,495,403
Motech Industries Inc. ..............     214,614      3,237,122
Tripod Technology Corp. .............   1,470,000      6,335,053
                                                    ------------
                                                      28,052,626
                                                    ------------
ELECTRONICS -- 7.1%
Delta Electronics Inc. ..............   1,825,000      5,926,404
Largan Precision Co. Ltd. ...........     425,000      5,836,495
Synnex Technology International
 Corp. ..............................   9,500,000     10,898,331
                                                    ------------
                                                      22,661,230
                                                    ------------
IC DESIGN -- 6.9%
MediaTek, Inc. ......................   1,320,000     14,822,458
Novatek Microelectronics Corp.
 Ltd. ...............................   1,442,851      7,137,624
                                                    ------------
                                                      21,960,082
                                                    ------------
MEMORY IC -- 2.4%
Inotera Memories Inc. ...............   6,800,000      7,697,724
                                                    ------------
PC & PERIPHERALS -- 14.5%
Asia Vital Components Co. Ltd.*......   5,500,000      3,672,231
Asustek Computer Inc. ...............   3,000,000      8,012,140
Catcher Technology Co. Ltd. .........   1,077,921     10,795,567
Foxconn Technology Co. Ltd. .........     570,000      6,383,307
Hon Hai Precision Industry Co.
 Ltd. ...............................   2,524,800     17,623,794
                                                    ------------
                                                      46,487,039
                                                    ------------

    The accompanying notes are an integral part of the financial statements.   9

--------------------------------------------------------------------------------

                                                        US$
                                                       VALUE
                                         SHARES       (NOTE 1)
                                         ------       --------
COMMON STOCKS -- continued
SEMICONDUCTOR MANUFACTURING -- 16.9%
Advanced Semiconductor Engineering
  Inc.*..............................   6,500,000   $  7,703,338
Ardentec Corp. ......................   2,693,749      2,677,398
King Yuan Electronics Co. Ltd. ......   9,354,000      7,579,721
MJC Probe Inc. *.....................   1,000,000      3,611,533
Siliconware Precision Industries
 Co. ................................   9,865,556     17,934,653
Taiwan Semiconductor Manufacturing
 Co. Ltd. ...........................   7,003,000     14,728,616
                                                    ------------
                                                      54,235,259
                                                    ------------
TELECOMMUNICATIONS -- 12.3%
Cheng Uei Precision Industry Co.
  Ltd. ..............................   1,200,000      4,479,514
D-Link Corp. ........................   9,900,000     14,376,783
High Tech Computer Corp. ............     720,000     10,586,950
Merry Electronics Co., Ltd. .........   1,432,000      4,276,443
Silitech Technology Corp. ...........   1,385,000      5,590,440
                                                    ------------
                                                      39,310,130
                                                    ------------
TFT-LCD -- 3.1%
Au Optronics Corp. ..................   6,899,390      9,987,888
                                                    ------------
TOTAL TECHNOLOGY.....................                230,391,978
                                                    ------------
TOTAL COMMON STOCKS
 (Identified Cost -- $220,737,800)...                313,650,053
                                                    ------------

                                       PRINCIPAL        US$
                                        AMOUNT         VALUE
                                          NT$         (NOTE 1)
                                       ---------      --------
COMMERCIAL PAPER -- 1.9%
China Bills Finance Corp. 1.66%,
  4/16/2007 (a).....................  $50,234,208   $  1,524,559
E. Sun Bank 1.655%, 4/13/2007 (a)...   50,291,388      1,526,294
First Commercial Bank Cd 1.66%,
 4/12/2007 (a)......................   99,563,296      3,021,648
                                                    ------------
TOTAL COMMERCIAL PAPER
 (Identified Cost -- $6,091,536)....                   6,072,501
                                                    ------------
                                       MATURITY
                                        AMOUNT
                                          US$
                                       --------
REPURCHASE AGREEMENT -- 0.1%
State Street Bank and Trust Co.
 1.50% dated 2/26/07 due 3/05/07
   (collateralized by U.S. Treasury
   Note 4.375%, 5/15/07, market
   value $318,331)..................  $   310,090   $    310,000
                                                    ------------
TOTAL INVESTMENTS -- 100.0%
 (Cost -- $227,139,336).............                $320,032,554
                                                    ============
Other Assets and Liabilities, net...                     599,563
                                                    ------------
Net Assets..........................                $320,632,117
                                                    ============

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

* Non-income producing

(a) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 28, 2007, the aggregate cost basis of the Fund's investment securities for income tax purposes was $227,139,336.

Net unrealized appreciation of the Fund's investment securities was $92,893,218 of which $98,907,432 related to appreciated investment securities and $6,014,214 related to depreciated investment securities for the semi-annual period ended February 28, 2007. In addition, as of August 31, 2006, the Fund had a capital loss carryforward of ($32,501,720) for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2010 ($8,500,361) and August 31, 2011 ($24,001,359).

 10 The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2007 (Unaudited)

ASSETS
Investments in securities, at value
  (cost $227,139,336) (Notes 1 and
  2) - See accompanying schedule........                 $320,032,554
Cash....................................                        1,751
Cash in New Taiwan dollars (cost
 $2,851,112)............................                    2,851,963
Receivable for investments sold.........                    1,545,077
Interest receivable.....................                        7,195
Other assets............................                       14,801
                                                         ------------
 Total assets...........................                  324,453,341
                                                         ------------
LIABILITIES
Payable for investments purchased.......     3,482,491
Accrued management fee (Note 3).........       244,563
Taiwan withholding tax payable (Note
 1).....................................         1,431
Other payables and accrued expenses.....        92,739
                                          ------------
   Total liabilities....................                    3,821,224
                                                         ------------
NET ASSETS..............................                 $320,632,117
                                                         ============
Net Assets consist of (Note 1):
Paid in capital.........................                  251,789,708
Undistributed net investment loss.......                   (2,297,612)
Accumulated undistributed net realized
 loss on investments in securities and
 foreign currency.......................                  (21,752,725)
Net unrealized appreciation on
 investment securities and foreign
 currency...............................                   92,892,746
                                                         ------------
NET ASSETS..............................                 $320,632,117
                                                         ============
NET ASSET VALUE, per share
 ($320,632,117/ 16,365,572 shares
 outstanding)...........................                       $19.59
                                                         ============

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2007 (Unaudited)

INVESTMENT INCOME
Dividends.................................                $   241,159
Interest..................................                     48,319
                                                          -----------
                                                              289,478
Less: Taiwan withholding tax (Note 1).....                    (18,601)
                                                          -----------
 Total Income.............................                    270,877
EXPENSES:
Management fee (Note 3)
 Basic fee................................  $ 1,967,463
 Performance adjustment...................     (253,621)
Custodian fees and expenses...............      250,252
Directors compensation (Note 3)...........      168,737
Administration and accounting fees (Note
 3).......................................      146,017
Legal.....................................      108,418
Insurance fees............................       47,628
Audit.....................................       44,203
Delaware franchise tax....................       35,711
Shareholder communications................       29,921
Miscellaneous.............................       15,232
Transfer agent fees.......................        8,859
Taiwan stock dividend tax (Note 1)........       48,232
                                            -----------
 Gross expenses...........................                  2,617,052
 Management Fee Waiver....................                    (48,563)
                                                          -----------
 Net Expenses.............................                  2,568,489
                                                          -----------
 NET INVESTMENT LOSS......................                 (2,297,612)
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
 Investment securities....................   11,988,027
 Foreign currency transactions............   (1,227,115)
                                            -----------
                                                           10,760,912
Change in net unrealized appreciation on:
 Investment securities....................   27,601,363
 Assets and liabilities denominated in
   foreign currencies.....................        6,300
                                            -----------
                                                           27,607,663
                                                          -----------
Net realized and unrealized gain..........                 38,368,575
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $36,070,963
                                                          ===========

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              Six Months Ended      Year Ended
                                                              February 28, 2007   August 31, 2006
                                                              -----------------   ---------------
                                                                 (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment gain (loss).................................    $ (2,297,612)      $     42,635
 Net realized gain on investments and foreign currency
   transactions.............................................      10,760,912         27,993,384
 Change in net unrealized appreciation on investments and
   foreign currency transactions............................      27,607,663         15,827,889
                                                                ------------       ------------
 Net increase in net assets resulting from operations.......      36,070,963         43,863,908
                                                                ------------       ------------
Distributions to shareholders
 From net investment income.................................              --           (856,410)
                                                                ------------       ------------
 Total distributions to shareholders........................              --           (856,410)
                                                                ------------       ------------
 Total increase in net assets...............................      36,070,963         43,007,498
                                                                ------------       ------------
NET ASSETS
 Beginning of period........................................     284,561,154        241,553,656
                                                                ------------       ------------
 End of period..............................................     320,632,117        284,561,154
                                                                ============       ============
 Undistributed net investment loss
 End of period..............................................    $ (2,297,612)      $         --
                                                                ============       ============

 12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                               Six Months
                                 Ended                                      Year Ended August 31,
                              February 28,     -------------------------------------------------------------------------------
                                  2007             2006             2005             2004             2003            2002
                              ------------     ------------     ------------     ------------     ------------     -----------
                              (Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning
 of period..................  $     17.39      $      14.76     $      12.78     $      12.89(c)  $      11.37(c)  $     10.81(c)
                              ------------     ------------     ------------     ------------     ------------     -----------
Income from Investment
 Operations
 Net investment income
   (loss) (a)...............        (0.14)             0.00*            0.06             0.03             0.00(c)        (0.12)(c)
 Net realized and unrealized
   gain (loss) on
   investments..............         2.34              2.68             1.95            (0.14)            1.52            0.68
                              ------------     ------------     ------------     ------------     ------------     -----------
 Total from investment
   operations...............         2.20              2.68             2.01            (0.11)            1.52(c)         0.56(c)
                              ------------     ------------     ------------     ------------     ------------     -----------
Less Distributions
 From net investment
   income...................           --             (0.05)           (0.03)              --               --              --
 From net realized gains....           --                --               --               --               --              --
                              ------------     ------------     ------------     ------------     ------------     -----------
 Total distributions........           --             (0.05)           (0.03)              --               --              --
                              ------------     ------------     ------------     ------------     ------------     -----------
Net asset value, end of
 period.....................  $     19.59      $      17.39     $      14.76     $      12.78     $      12.89(c)  $     11.37(c)
                              ============     ============     ============     ============     ============     ===========
Market value, end of
 period.....................  $     17.60      $      15.83     $      13.34     $      10.99     $      11.09     $      9.27
                              ============     ============     ============     ============     ============     ===========
TOTAL RETURN
Per share market value......        11.18%+           19.05%           21.68%           (0.90)%          19.63%          (6.17)%
RATIOS TO AVERAGE NET ASSETS
  AND SUPPLEMENTAL DATA
Net assets, end of period
  (000 omitted).............  $   320,632      $    284,561     $    241,554     $    209,166     $    210,949(c)  $   186,032(c)
Ratio of expenses before
  expense reductions (b)....         1.73%(f)          1.92%(e)         2.23%(d)         2.07%            2.05%(c)        2.20%(c)
Ratio of expenses before
  expense reductions,
  excluding stock dividend
  tax expense...............         1.70%(f)          1.77%(e)         1.93%(d)         1.82%            1.76%(c)        1.98%(c)
Ratio of expenses after
  expense reductions........         1.70%(f)          1.77%(e)         1.93%(d)         1.82%            1.76%(c)        1.98%(c)
Ratio of net investment
  income (loss).............        (1.52)%(f)         0.02%(e)         0.45%(d)         0.21%            0.01%(c)       (0.97)%(c)
Portfolio turnover rate.....           35%              110%              80%              76%             148%            167%

(a)  Based on average shares outstanding during the period.
(b)  Expense ratio includes 20% tax paid on stock dividends received by the
     Fund.
(c)  Restated (Note 5)
(d) Ratio includes one time charge to the Management fees; see Note 3. Without this charge the ratios would be 2.00%, 1.70% and 0.68%, respectively.
(e) Ratio includes one time charge to the Management fees; see Note 3. Without this charge the ratios would be 1.98%, 1.82% and -0.04%, respectively.
(f)  Annualized
+    Not Annualized
*    Amount represents less than $0.005 per share.

    The accompanying notes are an integral part of the financial statements.  13

    NOTES TO FINANCIAL STATEMENTS (unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Investments (Taiwan) Limited ("Adviser"), the Mega International Commercial Bank Co., Ltd., previously known as, International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board of Directors if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2007 the Fund had no open Forwards.

Indemnification Obligations. Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the six months ended February 28, 2007, purchases and sales of securities, other than short-term securities, aggregated $105,270,473 and $104,854,261, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC Investments (Taiwan) Limited receives a basic fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to monthly performance adjustment based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period (the "performance adjustments"). The basic fee may increase or decrease by + or -0.30% depending on the fund's performance.

Effective February 1, 2007, the Adviser has agreed to waive a portion of the basic fee so that the basic fee will not exceed 1.10% of the Fund's average daily net assets through October 31, 2008. The performance adjustments remain unchanged by this fee waiver.

For the six months ended February 28, 2007, the management fee, including the performance adjustments, and management fee waiver was equivalent to an annual rate of 1.10% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $15,000 plus $2,000 for each Board of Directors' meeting or other Board Committee meeting attended, and $2,000 for each meeting attended by telephone. On July 18, 2005 the Board of Directors approved an increase in the annual fee from $10,000 to $15,000 effective September 1, 2005. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Corporation ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings.

4. FUND SHARES

At February 28, 2007, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

5. PRIOR PERIODS RESTATEMENT

On August 31, 2004, the Fund restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee

--------------------------------------------------------------------------------

5. PRIOR PERIODS RESTATEMENT - continued

performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than the period over which average net assets of the Fund should have been calculated as stipulated in the Management Contract and resulted in overpayments being made to the investment adviser. The cumulative effect at September 1, 1999, and the yearly net effect, of these corrections on net assets, net asset value per share and the ratio of expenses were as follows:

                                       NAV PER    EXPENSE
                         NET ASSETS     SHARE      RATIO
                         ----------    -------    -------
Cumulative effect at
  September 1, 1999      $1,088,492     $0.06        n/a
Effect on Year Ended
  August 31, 2000            58,392      0.01      (0.02)%
Effect on Year Ended
  August 31, 2001          (163,948)    (0.01)      0.06%
Effect on Year Ended
  August 31, 2002            (4,479)     0.00       0.00%
Effect on Year Ended
  August 31, 2003           121,015      0.01      (0.07)%

6. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards board (FASB) issued FASB Interpretation No. 48 -- Accounting for Uncertainty in Income Taxes, which requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination, FASB Interpretation no 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund's financials statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

7. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

On April 23, 2007, the Fund's Board of Directors (the "Directors"), upon the recommendation of the Audit Committee, appointed Tait, Weller & Baker LLP as the Fund's independent registered public accountant.

    OTHER INFORMATION (unaudited)

--------------------------------------------------------------------------------
RESULTS OF ANNUAL STOCKHOLDER MEETING HELD JANUARY 22, 2007

1.) Election of Directors -- The stockholders of the Fund elected Shao-Yu Wang, Benny T. Hu, Harvey Chang, Christina Liu, Joe O. Rogers, Blair Pickerell, M. Christopher Canavan, Jr. and Anthony Kai Yiu Lo to the Board of Directors to hold office until their successors are elected and qualified.

                              FOR      WITHHELD
                           ---------   ---------
Shao-Yo Wang               6,604,303   1,882,889
Benny T. Hu                6,609,787   1,877,405
Harvey Chang               8,370,736     116,456
Christina Liu              7,982,934     504,258

                              FOR      WITHHELD
                           ---------   ---------
Joe O. Rogers              6,618,922   1,868,270
Blair Pickerell            6,610,897   1,876,295
M. Christopher Canavan
  Jr.                      8,380,596     106,596
Anthony Kai Yiu Lo         7,982,337     504,855

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of February 28, 2007, no shares have been repurchased by the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders' nonpublic personal information.

--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and
(2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without change, upon request, by calling the same number and on the Commission's website.

QUARTERLY PORTFOLIO OF INVESTMENTS

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund's Form N-Q's are available on the Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-636-9242.

BOARD DELIBERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

GENERAL BACKGROUND

HSBC Investments (Taiwan) Limited (the "Adviser") acts as the Fund's investment manager pursuant to two agreements: (1) the Securities Investment
Trust -- Investment Management and Custodian Contract (the "Management Contract") among the Fund, the Adviser, and the Mega International Commercial Bank Co., Ltd. (formerly the International Commercial Bank of China) (the "Custodian"); and (2) the Investment Advisory and Management Agreement (the U.S. Asset Advisory Agreement") (the Management Contract and the U.S. Asset Advisory Agreement, together, the "Management Agreements") between the Fund and the Adviser.

The Fund invests in securities issued by Taiwanese companies through a securities investment trust fund arrangement established under the Management Contract pursuant to the laws of the Republic of China ("ROC"). Under the Management Contract, the Adviser is required to manage the investment of the Fund's assets held by the Custodian for the exclusive benefit of the Fund. The Adviser's duties include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund's investment objective and policies and within the guidelines and directions established by the Fund's Board of Directors (the "Board"). The Fund invests a portion of its assets in U.S. dollar-denominated money market instruments in order to facilitate payment of expenses and distributions to shareholders. Because ROC regulations do not permit the Adviser to manage U.S. dollar-denominated investments under the Management Contract, it is necessary to have a separate agreement between the Fund and the Adviser relating to these investments. The U.S. Asset Advisory Agreement serves this purpose. It contains the same duration and termination provisions as the Management Contract and provides for no additional compensation to the Adviser.

For its services, the Adviser receives a monthly basic fee, payable in New Taiwan ("NT") dollars, at an annual rate of 1.30% (1.10% effective on February 1, 2007) of the Fund's average daily net assets (including both Taiwan and U.S. assets). In addition, the basic fee payable to the Adviser is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund's average net assets) on a monthly basis, depending on the performance of the Fund's investments compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months.

--------------------------------------------------------------------------------

The Board is legally required to review and re-approve the Management Agreements once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund's investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of the Adviser and reviews and evaluates their professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the meeting described below.

APPROVAL PROCESS

The Board, including a majority of "independent directors" within the meaning of the Investment Company Act of 1940, unanimously approved the Management Agreements at an "in person" meeting held on October 20, 2006 (the "Meeting"). In determining whether it was appropriate to approve the Management Agreements, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. At the Meeting, the Board discussed issues pertaining to the proposed approval of the Management Agreements with representatives from the Adviser and with legal counsel. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors' determinations.

Prior to the Meeting, the independent Directors met in an executive session for the purpose of considering the approval of the Management Agreements. During that executive session, the independent Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Management Agreements. The independent Directors reviewed the contract renewal materials provided by the Adviser, including, but not limited to (1) an organizational overview of the Adviser and biographies of those personnel providing services to the Fund, (2) a copy of each of the Management Contract and the U.S. Asset Advisory Agreement, (3) a profitability analysis of the Adviser, (4) financial statements of the Adviser, (5) Form ADV of the Adviser, and (6) performance and fee comparison data provided by Fundamental Data, a third party vendor of such information.

MANAGEMENT AGREEMENTS

In deciding whether to renew the Management Agreements, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by the Adviser under the Management Agreements, (2) the investment performance of the Fund, (3) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Fund, and (4) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Management Contract reflect these economies of scale.

1. Nature, Extent and Quality of the Services provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Management Agreements the Adviser is responsible for managing the investment operations of the Fund in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund's securities transactions, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity

--------------------------------------------------------------------------------

securities listed on the Taiwan Stock Exchange. They also noted the experience and expertise of the Adviser as appropriate as an adviser to such Fund.

The Directors reviewed the background and experience of the Adviser's senior management, including those individuals responsible for the investment and compliance operations of the Fund, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Fund's portfolio, in monitoring and securing the Fund's compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Directors also considered information about the Adviser's overall investment management business, noting that the Adviser manages many funds in the Asia Pacific region. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Directors took into account the fact that the Adviser's experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

2. Investment Performance of the Fund

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund's investments was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by the Adviser throughout the preceding year, the Directors determined that the Fund had outperformed the Taiwan Stock Exchange Capitalization Weighted Stock Index ("TAIEX") for the one and three-year periods ending September 30, 2006. They further determined that the Fund's performance since its inception compared well to the TAIEX benchmark. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was similar, or lower than, those of their direct competitors. Accordingly, they concluded that the performance of the Fund was satisfactory.

3. The Costs to the Adviser of its Services and the Profits realized by the Adviser from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to the Adviser. The Directors had been provided with data on the Fund's profitability to the Adviser for the Fund's last fiscal year. They first discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After extensive discussion and analysis they concluded that, to the extent that the Adviser's relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive.

In considering whether the Adviser benefits in other ways from its relationship with the Fund, the Directors noted that other than the advisory fee, there is no other investment advisory and brokerage fee received or receivable by the Adviser or its affiliates from the Fund. The Directors concluded that, to the extent that the Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the Adviser's fees excessive.

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and whether the Fee Levels in the Management Agreements Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that the Adviser would not at this time realize economies of scale in the management of the Fund.

--------------------------------------------------------------------------------

In order to better evaluate the Fund's advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds -- i.e., closed-end funds that invest in equity securities listed on stock exchanges in the Asia-Pacific region. The Directors noted that, although the Fund's effective management fee was higher than the management fees paid by similar funds, the Fund's total expense ratio was lower than six of the 18 comparable funds' total expense ratio. The Directors also considered that, in addition to the monthly basic fee paid to the Adviser at an annual rate of 1.30% of the Fund's average daily net assets, the basic fee is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund's average net assets) on a monthly basis, depending on the performance of the Fund's investments compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months. Based on this review, the Directors felt it appropriate to request the Adviser to reduce its basic fee. After discussion between the Board and a representative of the Adviser, the Adviser agreed to voluntarily waive a portion of its basic fee, so that the basic fee would not exceed 1.10% of the Fund's average daily net assets through October 31, 2008.

APPROVAL OF MANAGEMENT AGREEMENTS

The Directors approved the continuance of the Fund's Management Agreements after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Fund had been satisfactory, and that the Adviser, could be expected to provide services of high quality. As to the Adviser's fees for the Fund, the Directors determined that the fees after giving affect to the voluntary waiver of a portion of the basic fee by the Adviser, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with the Adviser was not so profitable as to render the fees excessive, and that any additional benefits to the Adviser were not of a magnitude materially to affect the Directors' deliberations.

CERTIFICATIONS

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of February 16, 2007, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR file with the Securities and Exchange Commission, for the period of this report.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (formerly, EquiServe Trust Company, N.A.) (the "Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks should be made payable to "Computershare". The Plan Administrator will not accept cash, traveler's checks, money orders, or third party checks for voluntary cash purchase. We suggest you send your check to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator's web site, www.computershare.com/equiserve or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in the written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/equiserve. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    c/o State Street Bank and Trust Company
    2 Avenue de Lafayette
    P.O. Box 5049
    Boston, MA
    1-800-636-9242
    www.thetaiwanfund.com

    INVESTMENT ADVISER
    HSBC Investments (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    Harvey Chang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    S.Y. Wang, Director
    Christina Liu, Director
    Joe O. Rogers, Director
    Blair Pickerell, Director
    M. Christopher Canavan, Jr., Director
    Anthony Kai Yiu Lo, Director
    Adelina N.Y. Louie, Secretary and Treasurer
    Richard F. Cook, Jr., Chief Compliance Officer
    Mary Moran Zeven, Assistant Secretary

    ADMINISTRATOR AND ACCOUNTING AGENT
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The Mega International Commercial Bank Co., Ltd.
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
    Computershare Trust Company, N.A.

    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    Tait, Weller & Baker, LLP
    Philadelphia, PA

ITEM 2. CODE OF ETHICS.

Not required for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

Not required for this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.

There have been no changes to any of the registrant's portfolio managers since last reported in the registrant's Annual Report dated August 31, 2006 and as filed in Form N-CSR on November 7, 2006 (SEC Accession No:
0000950135-06-006714).

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not required for this filing.

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not required for this filing.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.


By: /s/ Benny T. Hu
    ---------------------------------
    Benny T. Hu
    President of The Taiwan Fund, Inc.

Date: May 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Benny T. Hu
    ---------------------------------
    Benny T. Hu
    President of The Taiwan Fund, Inc.

Date: May 3, 2007


By: /s/ Adelina Louie
    ---------------------------------
    Adelina Louie
    Treasurer of The Taiwan Fund, Inc.

Date: May 3, 2007